Exhibit 10.1

FIRST AMENDMENT - EMPLOYMENT AGREEMENT

This Amendment (the “Amendment”) is entered into as of October 19, 2017 (the “Amendment Effective Date”) by and between AMC ENTERTAINMENT HOLDINGS, INC., as successor in interest to AMC Entertainment Inc. (“Company”) and ELIZABETH FRANK (“Executive”), and amends the Employment Agreement between Company and Executive dated August 18, 2010 (the “Agreement”).  Each of Company and Executive are referred to herein as a “Party” and collectively as the “Parties”.  Capitalized terms used in this Amendment shall have the meaning ascribed to such terms in the Agreement, unless otherwise defined herein.

RECITALS

WHEREAS, AMC and Executive have agreed to amend the Agreement as more particularly described herein;

NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

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I.	Section 2 is hereby deleted in its entirety and replaced with the following:

2. Period of Employment.  The “Period of Employment” shall be a period of two years commencing on the Effective Date and ending at the close of business on the second anniversary of the Effective Date (the “Termination Date”); provided,  however, that this Agreement shall be automatically renewed, and the Period of Employment shall be automatically extended, for one (1) additional year on the Termination Date and each anniversary of the Termination Date thereafter.  The term “Period of Employment” shall include any extension thereof pursuant to the previous sentence.  Notwithstanding the foregoing, the Period of Employment is subject to earlier termination as provided below in this Agreement.

II.

Entire Agreement.  Except as herein expressly amended, all terms, covenants and provisions of the Agreement are and shall remain in full force and effect, and all references therein to such Agreement shall henceforth refer to the Agreement, as amended by this Amendment.  This Amendment shall be deemed incorporated into, and a part of, the Agreement.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their authorized representatives as of the Amendment Effective Date.

AMC ENTERTAINMENT HOLDINGS, INC.ELIZABETH FRANK

By/s/ Adam Aron/s/ Elizabeth F Frank

Name:Adam Aron

Title:CEO & President